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                                                       Deutsche Asset Management

Small Cap Fund - Investment Class

Supplement dated August 1, 2001 to Prospectus dated January 29, 2001 as revised May 24, 2001.


The following replaces the `Portfolio Managers' section:

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Audrey M. T. Jones, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund.
 .    Joined Deutsche Asset Management in 1986.
 .    Portfolio manager with a primary focus on the credit sensitive, communication services, energy, process industries and transportation sectors.
 .    29 years of investment industry experience.
 .    BBA from Pace University Lubin School of Business.

Doris R. Klug, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund.
 .    Joined Deutsche Asset Management in 2000.
 .    Portfolio manager with primary focus on the consumer and capital goods sectors.
 .    Vice President of Mutual of America from 1993 to 2000.
 .    20 years of financial industry experience.
 .    MBA from New York University Stern School of Business.

Bob Grandhi, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund.
 .    Joined Deutsche Asset Management in 2001.
 .    Portfolio manager with primary focus on the technology and healthcare sectors.
 .    Portfolio manager at Monument Funds Group and Daiwa Securities from 2000 to
     2001 and 1990 to 2000, respectively.
 .    24 years of financial industry experience.
 .    MS and MBA from Illinois Institute of Technology.

               Please Retain This Supplement for Future Reference

BT Investment Funds
SUPP1698 (8/01)
CUSIP: 055922769

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